GUARANTY


                  GUARANTY, dated as of February 22, 2000 (the "Guaranty"), made by each of AURA CERAMICS, INC., a Delaware corporation ("Aura Ceramics"), AURASOUND, INC., a Delaware corporation ("AuraSound"), AURA MEDICAL SYSTEMS, INC., a Delaware corporation ("Aura Medical"), ELECTROTEC PRODUCTIONS, INC., a California corporation ("Electrotec Productions"), DS OSCILLATOR, INC., a
California corporation ("DS Oscillator"), PHILIPS SOUND LABS, INC., a Nevada corporation ("Philips Sound") and ELECTROTEC AUDIO LEASE LIMITED, a corporation organized and existing under the laws of England ("Electrotec Audio" and together with the Company, Aura Ceramics, AuraSound, Aura Medical, Electrotec Productions, DS Oscillator, and Philips Sound, each a "Guarantor" and collectively, the "Guarantors"). Unless the context otherwise requires, terms used herein and defined in the Secured Notes (as defined below) shall be used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, each Guarantor is a wholly owned subsidiary of Aura Systems, Inc., a Delaware corporation (the "Company").

                  WHEREAS, each of Infinity Investors Limited, Glacier Capital Limited, Global Growth Limited and Summit Capital Limited (collectively, the "Funds"), is the holder of certain Variable Interest Rate Convertible Notes due September 30, 1998 (the "Original Notes") of the Company, which are secured by certain assets of the Company as specified in that certain Pledge Agreement dated September 30, 1997;

                  WHEREAS, on the date hereof the Company will issue and deliver Secured Notes of even date herewith in an aggregate amount of $12,500,000.00 (as modified, supplemented or amended from time to time, the "Secured Notes") to the Funds in exchange for Original Notes held by the Funds after giving effect to the Assignment (the "Exchange");

                  WHEREAS, it is a condition to the Exchange that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor obtained benefits as a result of the proceeds of the Original Notes and, thus, of the Obligations evidenced by each Secured Note and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Funds and hereby covenants and agrees with the Agent and each Fund as follows:

                  1. Each Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of the principal of and interest on any of the Secured Notes and all other Obligations (including, without limitation, indemnities, fees and interest thereon) of the Company and each Guarantor now existing or hereafter incurred under, arising out of or in connection with the Secured Notes or any other Transaction Document and the due performance and compliance with the terms of the Transaction Documents by the Company and each Guarantor (all such principal, interest, and other Obligations, collectively, the "Guaranteed Obligations"). All payments by the Guarantors under this Guaranty shall be made on the same basis as payments by the Company under the Secured Notes.

                  2. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by the Agent or any Fund against, and any other notice to, any party liable thereon (including such Guarantor).

                  3. The Agent and any Fund may at any time and from time to time without the consent of, or notice to the Guarantors, without incurring responsibility to the Guarantors and without impairing or releasing the obligations of the Guarantors hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Company or others or otherwise act or refrain from acting;

                  (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Company to creditors of the Company other than the Funds and the Guarantors;

                  (e) apply any sums by whomsoever paid or howsoever realized to any Obligations of the Company to the Agent or the Funds regardless of what Obligations of the Company remain unpaid; and/or

                  (f) consent to or waive any breach of, or any act, omission or default under, any of the Transaction Documents, or otherwise amend, modify or supplement any of the Transaction Documents or any of such other instruments or agreements.

                  4. Obligations of each Guarantor under this Guaranty shall be secured by that certain Security Agreement, dated as of the date hereof, among each of the Company, each Guarantor and HW Partners, LP, as agent for the Funds (as modified, supplemented or amended from time to time, the "Security Agreement").

                  5. Obligations of each Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any action or inaction by the Agent or any Fund as contemplated in Section 3 of this Guaranty; or (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor (including, without limitation, the Security Agreement). This Guaranty is a primary obligation of each Guarantor. The entirety of this Section 5 notwithstanding, prior to the occurrence of an Event of Default (which has not been cured in accordance with the terms of the Secured Notes), the obligations of a Guarantor under this Guaranty shall be released concurrently with the closing of the sale of all of the capital stock of such Guarantor in accordance with Section 4.3(d) of the Secured Notes, and the Agent and the Funds shall execute all documents reasonably required by such purchaser to so evidence.

                  6. If and to the extent that any Guarantor makes any payment to the Agent, any Fund, the holder of any Secured Note or to any other Person in satisfaction of such Guarantor's Guaranteed Obligations under this Guaranty or any other Transaction Document, any claim which such Guarantor may have against the Company by reason thereof, including, without limitation, by way of contribution, reimbursement or subrogation, is hereby waived, and such Guarantor shall have no recourse against the Company or its assets with respect to any such claims.

                  7. In order to induce the Funds to exchange the Original Notes for the Secured Notes, each Guarantor (except where otherwise indicated below) makes the following representations, warranties and agreements:

                  (a) Each of Aura Ceramics and AuraSound (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged, (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualification, except for failures to be so qualified or in good standing, as the case may be, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (iv) has no subsidiaries.

                  (b) The Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. Each Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

                  (c) Neither the execution, delivery or performance by each Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of such Guarantor.

                  (d) With respect to Aura Ceramics and AuraSound, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Execution Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

                  (e) There are no actions, suits or proceedings pending or, to the best knowledge of each Guarantor, threatened (i) with respect to any Transaction Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of such Guarantor.

                  (f) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of each Guarantor in writing to the Agent or any Fund (including, without limitation, all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such Guarantor in writing to the Agent or any Fund will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

                  (g) Each of Aura Ceramics and AuraSound is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of such Guarantor.

                  (h) The Security Agreement creates, as security for the Guaranteed Obligations hereunder and under all other Transaction
         Documents, a valid and enforceable security interest in all of the right, title and interest of the relevant Guarantor as set forth thereunder in and to the Collateral described therein in favor of the Agent, for the benefit of the Funds and, as to Aura Ceramics and Aura Sound, of first priority on all of the Collateral superior to all Liens (subject to the priority rights of holders of Permitted Liens of the types described in clauses (c) and (i) of Section 4.1 of the Secured Notes and any extension, renewal or replacement thereof to the extent permitted by Section 4.1(k) of the Secured Notes);

                  (i) Each Guarantor is not an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended.

                  (j) Each Guarantor is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Agent or any Fund in exercising any right, power or privilege hereunder and no course of dealing between the Company, the Guarantors, the Agent, any Fund or the holder of any Secured Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent, any Fund or the holder of any Secured Note would otherwise have. No notice to or demand on the Guarantors in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, any Fund or the holder of any Secured Note to any other or further action in any circumstances without notice or demand.

                  9. This Guaranty shall be binding upon each Guarantor and its respective successors and assigns and shall inure to the benefit of the Agent and the Funds and their respective successors and assigns.

                  10. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the prior written approval of the Agent.

                  11. The Guarantor acknowledges that an executed (or conformed) copy of each of the Secured Notes has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                  12. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default (which has not been cured in accordance with the terms of the Secured Notes), the Agent and each Fund is hereby authorized at any time or from time to time, without presentment, demand, protest, or other notice of any kind to the Guarantors or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Fund to or for the credit or the account of the Guarantors against and on account of the Guaranteed Obligations of the Guarantors to the Agent or such Fund under this Guaranty, irrespective of whether or not the Agent or such Fund shall have made any demand hereunder and although said Guaranteed Obligations, or any of them, shall be contingent or unmatured.

                  13. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section
10.1 of the Security Agreement.

                  14. If a claim is ever made upon the Agent, any Fund or the holder of any Secured Note for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Company), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Secured Note or other instrument evidencing any liability of the Company, and each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  15. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Company or others (including the Guarantors), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantors against the Agent, any Fund or the holder of any Note shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  16. This Guaranty and the rights and obligations of the Agent, each of the Funds, the holders of any Secured Note and the Guarantors hereunder shall be construed in accordance with and governed by the law of the State of New York. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably designates, appoints and empowers Robinson, Diamant & Brill, 1888 Century Park East, Suite 1500, Los Angeles, California 90067, Attn. Lawrence A. Diamant, Esq. as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding under this Guaranty or the Security Agreement. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Guarantor agrees to designate a new designee, appointee and agent on the terms and for the purposes of this provision satisfactory to the Agent. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Agent, any Fund or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction. Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  17. The obligation of each Guarantor to make payment in cash of any Guaranteed Obligations due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than cash, except to the extent such tender or recovery shall result in the actual receipt by the Agent at its office on behalf of the Funds or holders of the Secured Notes of the full amount of cash expressed to be payable in respect of any such Guaranteed Obligations. The obligation of each Guarantor to make payment in cash as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in cash of the amount, if any, by which such actual receipt shall fall short of the full amount of cash expressed to be payable in respect of any such Guaranteed Obligations, and shall not be affected by judgment being obtained for any other sums due under this Guaranty.

                            [SIGNATURE PAGE FOLLOWS]

                                [SIGNATURE PAGE]


                                [SIGNATURE PAGE]
                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered by their duly authorized officer as of the date first indicated above.


                                               AURA CERAMICS, INC., as Guarantor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                                   AURASOUND, INC., as Guarantor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title: Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                        AURA MEDICAL SYSTEMS, INC., as Guarantor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title: Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                      ELECTROTEC PRODUCTIONS, INC., as Guarantor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                             DS OSCILLATOR, INC., as Guarantor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                         PHILIPS SOUND LABS, INC., as Guarantor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary





                                   ELECTROTEC AUDIO LEASE LIMITED, as Guarantor



                                                     By:
                                      Name:
                                     Title:



ACKNOWLEDGED AND ACCEPTED                HW PARTNERS, LP, as Agent for the Funds
BY:
                                                     By:    HW Finance, LLC
                                                            Its Managing Partner

                                                     By:
                                                     Name:  Stuart J. Chasanoff
                                                     Title:Senior Vice President